Non-current downpayment	12 Months Ended
Dec. 31, 2025
Non-current downpayment
Non-current downpayment

19. Non-current downpayment

Non-current downpayment represent an advance settlement made towards the acquisition of a property located in Hubei, China with an appraisal value approximately RMB8.5 million. The consideration for the acquisition was settled through the issuance of 36,000,000,000 ordinary shares at an issue price of $0.00005 per share.